SUBSIDIARIES OF THE REGISTRANT

Valaris plc Subsidiaries as of December 31, 2019

Company Name	Jurisdiction
Alpha Achiever Company	Cayman Islands
Alpha Admiral Company	Cayman Islands
Alpha Archer Company	Cayman Islands
Alpha International Drilling Company S.à r.l. (in liquidation)	Luxembourg
Alpha Leasing Drilling Limited	Mauritius
Alpha Offshore Drilling (S) Pte. Ltd.	Singapore
Alpha Offshore Drilling Services Company	Cayman Islands
Alpha Offshore Drilling Services Company (Ghana) Limited	Ghana
Alpha Offshore International Leasing Limited	England and Wales
ATLANTIC MARITIME SERVICES LLC	Delaware
Atwood Advantage S.à r.l. (in liquidation)	Luxembourg
Atwood Australian Waters Drilling Pty Ltd	Western Australia
Atwood Beacon S.à r.l. (in liquidation)	Luxembourg
Atwood Deep Seas, Ltd.	Texas
Atwood Drilling, Inc.	Delaware
Atwood Hunter Co.	Delaware
Atwood Malta Holding Company Limited	Malta
Atwood Oceanics (M) Sdn. Bhd.	Malaysia
Atwood Oceanics Australia Pty. Limited	Western Australia
Atwood Oceanics Drilling Mexico, S. de R.L. de C.V.	Mexico
Atwood Oceanics Leasing Limited	Labuan FT
Atwood Oceanics Malta Limited	Malta
Atwood Oceanics Management, Inc.	Delaware
Atwood Oceanics Services Mexico, S. de R.L. de C.V.	Mexico
Atwood Oceanics, Inc.	Texas
Atwood Offshore (Gibraltar) Advantage Limited (in liquidation)	Gibraltar
Atwood Offshore (Gibraltar) Beacon Limited (in liquidation)	Gibraltar
Atwood Offshore (Gibraltar) Limited (in liquidation)	Gibraltar
Atwood Offshore Drilling Limited	Hong Kong
Aurora Offshore Services Gmbh	Germany
British American Offshore Limited	England and Wales
C.A. Foravep, Forasol Venezuela de Perforaciones	Venezuela
Clearways Offshore Drilling Sdn. Bhd.	Malaysia
Durand Maritime S.A.S. (In Liquidation)	France
ENSCO (Bermuda) Limited	Bermuda
Ensco (Myanmar) Limited	Republic of Myanmar
Ensco (Thailand) Limited	Thailand
ENSCO Arabia Co. Ltd.	Saudi Arabia
ENSCO Asia Company LLC	Texas
ENSCO Asia Pacific Pte. Limited	Singapore
ENSCO Australia Pty. Limited	Western Australia
ENSCO Capital Limited	Cayman Islands
ENSCO Corporate Resources LLC	Delaware
ENSCO de Venezuela, S.R.L.	Venezuela
Ensco Deepwater Drilling Limited	England and Wales
Ensco Deepwater USA II LLC	Delaware
ENSCO Development Limited	Cayman Islands
Ensco do Brasil Petróleo e Gás Ltda.	Brazil
ENSCO Drilling Company (Nigeria) Ltd.	Nigeria
ENSCO Drilling Company LLC	Delaware
ENSCO Drilling Mexico LLC	Delaware
Ensco Drilling Transnational Services Limited	Ghana

Ensco Endeavors Limited	Cayman Islands
Ensco France S.A.S.	France
ENSCO Gerudi (M) Sdn. Bhd.	Malaysia
ENSCO Global GmbH	Switzerland
Ensco Global II Ltd.	Cayman Islands
ENSCO Global Investments LP	England and Wales
ENSCO Global Limited	Cayman Islands
ENSCO Global Resources Limited	England and Wales
Ensco Holdco Limited	England and Wales
ENSCO Holding Company	Delaware
Ensco Holdings II Ltd.	Delaware
Ensco Holdings III Ltd.	Delaware
ENSCO Holland B.V.	Netherlands
Ensco Holland B.V. (Malta Branch)	Malta
ENSCO Incorporated	Texas
Ensco Intercontinental GmbH	Switzerland
ENSCO International Incorporated	Delaware
Ensco International Management GP LLC	Delaware
Ensco International Management LP LLC	Delaware
ENSCO Investments LLC	Nevada
ENSCO Labuan Limited	Labuan FT
Ensco Mexico Services, S. de R.L. de C.V.	Mexico
Ensco North America LLC	Delaware
ENSCO North America LLC (Israel Branch)	Israel
Ensco Ocean 1 Company	Cayman Islands
Ensco Ocean 2 Company	Cayman Islands
ENSCO Oceanics Company LLC	Delaware
ENSCO Offshore Company	Delaware
Ensco Offshore International LLC	Delaware
Ensco Offshore Petróleo e Gás Ltda.	Brazil
Ensco Offshore Services LLC	Delaware
ENSCO Offshore U.K. Limited	England and Wales
ENSCO Overseas Limited	Cayman Islands
Ensco Rowan Limited	England and Wales
ENSCO Services Limited	England and Wales
ENSCO Services LLC	Delaware
Ensco South Pacific LLC	Delaware
Ensco Transcontinental I LLC	Nevada
Ensco Transcontinental I LP	England and Wales
Ensco Transcontinental II LLC	Nevada
Ensco Transcontinental II LP	England and Wales
ENSCO U.K. Limited	England and Wales
Ensco UK Drilling Limited	England and Wales
ENSCO United Incorporated	Delaware
Ensco Universal Holdings I Ltd.	Cayman Islands
Ensco Universal Holdings II Ltd.	Cayman Islands
ENSCO Universal Limited	England and Wales
Ensco Vistas Limited	Cayman Islands
ENSCO Worldwide GmbH	Switzerland
ENSCO Worldwide Investments Limited	England and Wales
EnscoRowan Ghana Drilling Limited	Ghana
Foradel SDN B.H.D.	Malaysia
Forasub B.V.	Netherlands
Forinter Limited	Jersey
Great White Shark Limited	Gibraltar
Green Turtle Limited	Gibraltar
International Technical Services LLC	Delaware
Internationale de Travaux et de Materiel (I.T.M.) S.A.S.	France

Manatee Limited	Malta
Manta Ray Limited	Malta
Marine Blue Limited	Gibraltar
Ocean Deep Drilling ESV Nigeria Limited	Nigeria
Offshore Drilling Services LLC	Delaware
P.T. ENSCO Sarida Offshore	Indonesia
Petroleum International Pte. Ltd.	Singapore
Pride Arabia Co. Ltd.	Saudi Arabia
Pride Foramer S.A.S.	France
Pride Forasol Drilling Nigeria Ltd.	Nigeria
Pride Forasol S.A.S.	France
Pride Global II Ltd.	British Virgin Islands
Pride Global Offshore Nigeria Limited	Nigeria
Pride International LLC	Delaware
Pride International Management Company LP	Texas
PT Alpha Offshore Drilling	Indonesia
PT Pentawood Offshore Drilling	Indonesia
Ralph Coffman Limited	Gibraltar
Ralph Coffman Luxembourg S.à r.l.	Luxembourg
RD International Services Pte. Ltd.	Singapore
RDC Holdings Luxembourg S.à r.l.	Luxembourg
RDC Malta Limited	Malta
RDC Offshore Luxembourg S.à r.l.	Luxembourg
RDC Offshore Malta Limited	Malta
Rowan (UK) Relentless Limited	England and Wales
Rowan (UK) Reliance Limited	England and Wales
Rowan (UK) Renaissance Limited	England and Wales
Rowan (UK) Resolute Limited	England and Wales
Rowan 350 Slot Rigs, Inc.	Delaware
Rowan Angola Limitada	Angola
Rowan California S.à r.l.	Luxembourg
Rowan Companies Limited	England and Wales
Rowan Companies, Inc.	Delaware
Rowan Deepwater Drilling (Gibraltar) Limited	Gibraltar
Rowan Do Brasil Serviços De Perfuração Ltda.	Brazil
Rowan Drilling (Gibraltar) Limited	Gibraltar
Rowan Drilling (Trinidad) Limited	Trinidad
Rowan Drilling (U.K.) Limited	Scotland
Rowan Drilling Cyprus Limited	Cyprus
Rowan Drilling Services Limited	Gibraltar
Rowan Drilling Services Nigeria Limited	Nigeria
Rowan Drilling, S. De R.L. De C.V.	Mexico
Rowan Egypt Petroleum Services L.L.C.	Egypt
Rowan Finance LLC	Delaware
Rowan Financial Holdings S.à r.l.	Luxembourg
Rowan Finanz S.à r.l.	Luxembourg
Rowan Global Drilling Services Limited	Gibraltar
Rowan Gorilla V (Gibraltar) Limited	Gibraltar
Rowan Gorilla VII (Gibraltar) Limited	Gibraltar
Rowan Holdings Luxembourg S.à r.l.	Luxembourg
Rowan International Rig Holdings S.à r.l.	Luxembourg
Rowan Marine Services, Inc.	Texas
Rowan N-Class (Gibraltar) Limited	Gibraltar
Rowan No. 1 Limited	England and Wales
Rowan No. 2 Limited	England
Rowan Norway Limited (FKA Rowan (Gibraltar) Limited)	Gibraltar
Rowan Offshore (Gibraltar) Limited	Gibraltar
Rowan Offshore Luxembourg S.à r.l.	Luxembourg

Rowan Relentless Luxembourg S.à r.l.	Luxembourg
Rowan Reliance Luxembourg S.à r.l.	Luxembourg
Rowan Renaissance Luxembourg S.à r.l.	Luxembourg
Rowan Resolute Luxembourg S.à r.l.	Luxembourg
Rowan Rex Limited	Cayman Islands
Rowan Rigs S.à r.l.	Luxembourg
Rowan Services LLC	Delaware
Rowan Standard Ghana Limited	Ghana
Rowan UK Renaissance Onshore Limited	England and Wales
Rowan US Holdings (Gibraltar) Limited	Gibraltar
Rowan, S. de R.L. de C.V.	Mexico
Rowandrill Labuan Limited	Labuan
Rowandrill Malaysia Sdn. Bhd.	Malaysia
Rowandrill, Inc.	Texas
Saudi Aramco Rowan Offshore Drilling Company	Saudi Arabia
SKDP 1 Limited	Cyprus
SKDP 2 Limited	Cyprus
SKDP 3 Limited	Cyprus
Societe Maritime de Services "SOMASER" S.A.S.	France
Swiftdrill Malta	Malta